                                                                EXHIBIT 10.11(a)

                           FIRST AMENDMENT AND CONSENT

         FIRST AMENDMENT AND CONSENT, dated as of October ____, 2003 (the "Amendment"), with respect to the Stockholders Agreement, dated as of January 31, 2003 (the "Stockholders Agreement"), among VIASYSTEMS GROUP, INC., and other persons from time to time parties thereto (the "Stockholders").

                                   WITNESSETH:

         WHEREAS, the parties hereto have agreed to (i) amend certain terms of the Stockholders Agreement and (ii) consent to the increase in the number of directors on the Board from nine to ten, all upon the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Terms defined in the Stockholders Agreement and used herein shall have the meanings given to them in the Stockholders Agreement. Unless otherwise indicated, all Section and subsection references are to the Stockholders Agreement.

         SECTION 2. Amendment. Subsections 4.1.1, 4.1.2, 4.1.3 and 4.1.5 are hereby amended and restated as follows:

                  4.1.1 Board Representation. Subject to the provisions of
         Section 4.1.6 below, the Board shall consist of individuals who may be designated for election from time to time in the following manner:

                           (a) the Chief Executive Officer of the Company shall be designated for election by the Board or any nominating committee thereof;

                           (b) five individuals shall be designated for election by Hicks Muse;

                           (c) three individuals shall be designated for election by NHM Subordinated Noteholders who receive shares of Common Stock or 9% Preference Shares under the Plan; and

                           (d) any additional individuals jointly designated in writing for election by Hicks Muse and by NHM Subordinated Noteholders who receive shares of Common Stock or 9% Preference Shares under the plan.

                  Members of the Board designated by Hicks Muse pursuant to this
         Section 4.1.1 or elected to fill a vacancy by members designated by Hicks Muse as provided in Section 4.1.5 hereof shall be referred to as the "HM Designees." Members of the Board designated by NHM Subordinated Noteholders pursuant to this Section 4.1.1 or elected to fill a vacancy by members designated by NHM Subordinated Noteholders as provided in
         Section 4.1.5 hereof shall be referred to as "SN Designees." The SN Designees together with the HM Designees and the designee designated pursuant to clause (a) of this Section 4.l.1 herein shall be referred to as the "Agreed Designees." Members of the Board designated jointly by Hicks Muse and by the NHM Subordinated Noteholders pursuant to this Section 4.1.1 or elected to fill a vacancy by the Agreed Designees as provided in Section 4.1.5 hereof shall be referred to as "Joint Designees". Subject to Section 4.1.6 hereof, the Company and the Board shall take such actions as necessary to cause Agreed Designees and/or Joint Designees to be nominated and submitted to the stockholders for election to the Board as provided in Sections
         4.1.2 and 4.1.3 hereof, and each Holder agrees to vote all shares of Common Stock and all 9% Preference Shares over which such Holder has voting power or control and which are entitled to vote on any matter presented to stockholders pursuant to this Article 4 (or to execute written consents with respect to such shares) in accordance with and to give effect to the provisions of this Article 4.

                  4.1.2 Initial Board Designees. Simultaneously with the execution and delivery of this Agreement, the Company and the Board shall take such actions as necessary to cause the Board to consist of nine members in accordance with Section 4.1.1 hereof. Thereafter, the Company and the Board shall take such actions as necessary to cause the Board to consist of the number of Members designated in accordance with
         Section 4.1.1 hereof.

                  4.1.3 Annual Meeting.

                           (a) At each annual meeting of the Company's stockholders or any special meeting in lieu thereof at which the term of any Agreed Designee is to expire or prior to which there shall be less than the maximum number of Agreed Designees serving on the Board, the Board, Hicks Muse and/or the NHM Subordinated Noteholders, as applicable, shall be entitled to designate for nomination as a director the number of individuals as necessary so that, if such designees are elected to the Board at such annual meeting or any special meeting in lieu thereof, the maximum number of Agreed Designees, designated in accordance with Section 4.1.1 hereof, shall be serving on the Board. At each meeting of the Company's stockholders or any special meeting in lieu thereof at which the term of any Joint Designee is to expire, Hicks Muse and the NHM Subordinated Noteholder shall be entitled but not required to jointly designate for nomination one or more Joint Designees, designated in accordance with Section 4.1.1 hereof. The Company agrees to cause each Agreed Designee and/or Joint Designee so designated pursuant to Section 4.1.1 hereof to be submitted for election to the Board at each annual meeting of the Company's stockholders or any special meeting in lieu thereof. To the extent the Company's proxy statement for any annual meeting of stockholders, or any special meeting in lieu thereof, includes a recommendation regarding the election of any other nominees to the Board, the Company agrees to include a recommendation of its Board that the stockholders also vote in favor of each Agreed Designee and/or Joint Designee standing for election at such meeting. The Company shall take all actions necessary to ensure that the Certificate of Incorporation of the Company as in effect immediately following the date hereof does not, at any time thereafter, conflict in any respect with the provisions of this Section 4.1.

                           (b) If, at any time Hicks Muse and/or the NHM Subordinated Noteholders, as applicable, fail to advise (on or before the later of (i) 60 days prior to the next annual meeting or (ii) 10 Business Days after HMTF and the NHM Subordinated Noteholders' representative receive notice of the date of such annual meeting as provided in the last sentence of this Section 4.1.3(b)) the Board in writing of its intention to designate the number of directors which Hicks Muse and/or the NHM Subordinated Noteholders, as applicable, is then entitled to designate for nomination at the next annual meeting of the Company's stockholders or special meeting in lieu thereof (other than any such meeting that occurs within 60 days after the resignation of a director designated by Hicks Muse and/or the NHM Subordinated Noteholders, as applicable, in which case such writing shall be delivered within a reasonable amount of time prior to the mailing of proxy materials for such meeting), then the rights granted under this
         Section 4.1 with respect to the designation of Agreed Designees and/or Joint Designees shall be applicable for such meeting only with respect to the number of nominees as indicated in such writing, if any, that Hicks Muse and/or the NHM Subordinated Noteholders, as applicable, intend to designate, but shall continue to be fully effective with respect to subsequent meetings and interim vacancies. At each annual meeting or special meeting in lieu thereof for which Hicks Muse and/or the NHM Subordinated Noteholders, as applicable, fail to advise the Board of their intention to nominate the maximum number of directors which it is entitled to nominate for such meeting, the nominees for election to the Board, other than those nominated by Hicks Muse and/or the NHM Subordinated Noteholders, as applicable, and other than those that could be nominated as Joint Designees, shall be determined by the Board and the Company. The Company shall deliver to HMTF and to GSC Partners, as the representative of the NHM Subordinated Noteholders for purposes of this Section 4.1.3 (which representative may be changed by written notice to the Company by NHM Subordinated Noteholders constituting a Majority Interest), written notice of any annual or special meeting of the stockholders of the Company at which Board members are to be elected promptly after the date for any such meeting has been set by the Board, which notice shall request designations for Board nominees for purposes of Section 4.1.

                  4.1.5 Vacancies.

                           (a) If, prior to his or her election to the Board pursuant to Section 4.1.1 hereof, any Agreed Designee shall be unable or unwilling to serve as a director of the Company, then the Board, Hicks Muse and/or the NHM Subordinated Noteholders, as applicable, shall be entitled to nominate a replacement who shall then be an Agreed Designee for purposes of this Article 4. If, following an election or appointment to the Board pursuant to Section 4.1.1 hereof, any HM Designee or SN Designee shall resign or be removed or be unable to serve for any reason prior to the expiration of his or her term as a director of the Company, then Hicks Muse and/or the NHM Subordinated Noteholders, as applicable, shall, within 30 days of such event, notify the Board in writing of a replacement Agreed Designee, and the Company and the Board shall take such action as necessary to cause such replacement Agreed Designee to be appointed to the Board and each applicable committee thereof to fill the unexpired term of the Agreed Designee who such new Agreed Designee is replacing.

                           (b) If, prior to or following an election or appointment to the Board pursuant to Section 4.1.1 hereof, any individual designated by the Board or any nominating committee thereof pursuant to Section 4.1.1(a) hereof shall be unable or unwilling to serve or shall resign or be removed or be unable to serve for any reason prior to the expiration of his or her term as a director of the Company, then such position shall be filled by any successor Chief Executive Officer of the Company and, during any interim period prior to such successor's election, such position shall remain vacant or be filled on an interim basis, at the discretion of the Board.

                           (c) If, prior to or following an election or appointment to the Board pursuant to Section 4.1.1 hereof, any Joint Designee shall be unable or unwilling to serve or shall resign or be removed or be unable to serve for any reason prior to the expiration of his or her term as a director of the Company, or shall have his or her term expire, then such position shall remain vacant until both Hicks Muse and the NHM Subordinated Noteholders who receive shares of Common Stock or 9% Preference Shares under the Plan notify the Board in writing of a replacement or reappointment of such Joint Designee agreed pursuant to 4.1.1(d), and the Company and the Board shall take such action as necessary to cause such replacement Joint Designee to be appointed to the Board and each applicable committee thereof to fill the unexpired term of the Joint Designee who such new Joint Designee is replacing.

         SECTION 3. Hicks Muse Consent. Hicks Muse hereby consents to the increase in the number of directors on the Board from nine to ten. Such additional vacancy shall be filled by a Joint Designee. Hicks Muse hereby consents to Christopher J. Steffen being the initial Joint Designee.

         SECTION 4. NHM Subordinated Noteholders Consent. The NHM Subordinated Noteholders who have signed below hereby consent to the increase in the number of directors on the Board from nine to ten. Such additional vacancy shall be filled by a Joint Designee. The NHM Subordinated Noteholders who have signed below hereby consent to Christopher J. Steffen being the initial Joint Designee.

         SECTION 5. Continuing Effect of Stockholder Agreement. Except as expressly amended herein, the Stockholder Agreement shall continue to be, and shall remain, in fill force and effect in accordance with its terms.

         SECTION 6. Governing Law; Counterparts. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


                [remainder of the page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

VIASYSTEMS GROUP, INC.



By:   /s/ DAVID M. SINDELAR
   -----------------------------------------------
      David M. Sindelar
      Chief Executive Officer


*HICKS, MUSE, TATE & FURST EQUITY FUND III, L.P.

By:   HM3/GP Partners, L.P.,
      its general partner

By:   Hicks, Muse GP Partners Ill, L.P.,
      its general partner

By:   Hicks, Muse Fund III Incorporated,
      its general partner

By:   /s/ JOE COLONNETTA
   -----------------------------------------------
      Joe Colonnetta
      Principal


*HM3 COINVESTORS, L.P.

By:   Hicks, Muse GP Partners Ill, L.P.,
      its general partner

By:   Hicks, Muse Fund III Incorporated,
      its general partner

By:   /s/ JOE COLONNETTA
   -----------------------------------------------
      Joe Colonnetta
      Principal

*HMTF EQUITY FUND IV (1999), L.P.

By:   HM4/GP (1999) Partners, LP.,
      its general partner

By:   Hicks, Muse GP (1999) Partners IV, L.P.,
      its general partner

By:   Hicks, Muse (1999) Partners IV, LLC,
      its general partner

By:   /s/ JOE COLONNETTA
   -----------------------------------------------
      Joe Colonnetta
      Principal


*HMTF PRIVATE EQUITY FUND IV (1999), L.P.

By:   HM4/GP (1999) Partners, LP.,
      its general partner

By:   Hicks, Muse GP (1999) Partners IV, L.P.,
      its general partner

By:   Hicks, Muse (1999) Partners IV, LLC,
      its general partner

By:   /s/ JOE COLONNETTA
   -----------------------------------------------
      Joe Colonnetta
      Principal


*HICKS, MUSE PG-IV (1999), C.V.

By:   HM Equity Fund IV/GP Partners (1999), C.V.,
      its general partner

By:   HM GP Partners IV Cayman, L.P.,
      its general partner

By:   HM Fund IV Cayman, LLC,
      its general partner

By:   /s/ JOE COLONNETTA
   -----------------------------------------------
      Joe Colonnetta
      Principal

*HM4-SBS (1999) COINVESTORS, L.P.

By:   Hicks, Muse GP (1999) Partners IV, L.P.,
      its general partner

By:   Hicks, Muse (1999) Partners IV, LLC,
      its general partner

By:   /s/ JOE COLONNETTA
   -----------------------------------------------
      Joe Colonnetta
      Principal


*HM4-EQ (1999) COINVESTORS, L.P.

By:   Hicks, Muse GP (1999) Partners IV, L.P.,
      its general partner

By:   Hicks, Muse (1999) Fund IV, LLC,
      its general partner

By:   /s/ JOE COLONNETTA
   -----------------------------------------------
      Joe Colonnetta
      Principal


*PEARL STREET, L.P.

By:   Pearl Street Limited,
      its general partner

By:   /s/ JOE COLONNETTA
   -----------------------------------------------
      Joe Colonnetta
      Principal

*PEARL STREET II, L.P.

By:   Pearl Street II GP, LLC,
      its general partner

By:   Hicks, Muse, Tate & Furst Equity Fund III, L.P.,
      a member

By:   HM3/GP Partners, L.P.,
      its general partner

By:   Hicks, Muse GP Partners III, L.P.,
      its general partner

By:   Hicks, Muse Fund III Incorporated,
      its general partner

By:   /s/ JOE COLONNETTA
   -----------------------------------------------
      Joe Colonnetta
      Principal


*Notice Address:

200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention: Joe Colonnetta
Telecopy: (214) 720-7888

With a copy to:

Vinson & Elkins L.L.P.
2001 Ross Avenue, Suite 3700
Dallas, Texas 75201
Attention: Rodney L. Moore
Telecopy: (214) 999-7781


*GSC PARTNERS CDO FUND, LIMITED

By:   /s/ THOMAS LIBASSI
   -----------------------------------------------
      Thomas Libassi
      Managing Director

*GSC RECOVERY II, L.P.

By:   GSC Recovery II GP, L.P.,
      its general partner

By:   GSC RII, LLC,
      its general partner

By:   GSCP (NJ) Holdings, L.P.,
      its sole member

By:   GSCP (NJ), Inc.,
      its general partner

By:   /s/ ROBERT A. HAMWEE
   -----------------------------------------------
      Robert A. Hamwee
      Managing Director


*GSC RECOVERY IIA, L.P. (SECOND CLOSE)

By:   GSC Recovery IIA GP, L.P.,
      its general partner

By:   GSC RIIA, LLC,
      its general partner

By:   GSCP (NJ) Holdings, L.P.,
      its sole member

By:   GSCP (NJ), Inc.,
      its general partner

By:   /s/ ROBERT A. HAMWEE
   -----------------------------------------------
      Robert A. Hamwee
      Managing Director


*GSC PARTNERS CDO FUND II, LIMITED

By:   /s/ THOMAS LIBASSI
   -----------------------------------------------
      Thomas Libassi
      Managing Director

*GSC RECOVERY IIA, L.P.

By:   GSC Recovery IIA GP, L.P.,
      its general partner

By:   GSC RIIA, LLC,
      its general partner

By:   GSCP (NJ) Holdings, L.P.,
      its sole member

By:   GSCP (NJ). Inc.,
      its general partner

By:   /s/ ROBERT A. HAMWEE
   -----------------------------------------------
      Robert A. Hamwee
      Managing Director


Notice Address:

500 Campus Drive, Suite 220
Florham Park, NJ 07932
Attention: Robert Hamwee / Philip Raygorodetsky
Telecopy: (973) 437-1037

*POST TOTAL RETURN FUND, LP

By:   MW Post Advisory Group, LLC,
      as General Partner

By:
   -----------------------------------------------
      Carl Goldsmith
      Managing Member


*THE OPPORTUNITY FUND, LLC

By:   MW Post Advisory Group, LLC,
      as Investment Manager

By:
   -----------------------------------------------
      Carl Goldsmith
      Managing Member

*POST OPPORTUNITY FUND, LP

By:   MW Post Advisory Group, LLC,
      as General Partner

By:
   -----------------------------------------------
      Carl Goldsmith
      Managing Member


*MW POST PORTFOLIO FUND, LP

By:   MW Post Advisory Group, LLC,
      as General Partner

By:
   -----------------------------------------------
      Carl Goldsmith
      Managing Member


*STATE OF SOUTH DAKOTA RETIREMENT SYSTEM FUND

By:   MW Post Advisory Group, LLC,
      as Investment Manager

By:
   -----------------------------------------------
      Carl Goldsmith
      Managing Member


*SPRUGOS INVESTMENTS IV, LLC

By:   MW Post Advisory Group, LLC,
      as Investment Manager

By:
   -----------------------------------------------
      Carl Goldsmith
      Managing Member




*Notice Address
MW Post Advisory Group
11766 Wilshire Blvd., Suite 1660
Los Angeles, CA 90025
Attention: Carl Goldsmith
Telecopy: (310) 996-9669

With a copy to:

Michael J. Sage
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038
Telecopy: (212) 806-6006